ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY
            (A Small Business Investment Company Licensed by the SBA)

                        CONSOLIDATED FINANCIAL STATEMENTS

                   For the Years Ended June 30, 1998 and 1997

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                                    CONTENTS


                                                                            Page
                                                                            ----

INDEPENDENT AUDITORS' REPORT                                                   1

CONSOLIDATED FINANCIAL STATEMENTS

    Balance Sheets                                                           2-3
    Statements of Income                                                       4
    Statements of Stockholders' Equity                                         5
    Statements of Cash Flows                                                 6-7
    Schedule of Loans as of June 30, 1998                                      8

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                                  9-18

                       [MARCUM & KLIEGMAN LLP LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Elk Associates Funding Corporation and Subsidiary
(A Small Business Investment Company Licensed by the SBA)

We have audited the accompanying consolidated balance sheets of Elk Associates Funding Corporation and Subsidiary as of June 30, 1998 and 1997, and the related consolidated statements of income, stockholders' equity and cash flows for the years then ended and the schedule of loans as of June 30, 1998. These consolidated financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and schedule referred to above present fairly, in all material respects, the financial position of Elk Associates Funding Corporation and Subsidiary as of June 30, 1998 and 1997, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

As explained in Note 1, the consolidated financial statements include loans valued at $41,295,000 and $32,924,206 as of June 30, 1998 and 1997,
respectively, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at their estimate of the value of such loans and have inspected underlying documentation and, in the circumstances, we believe the procedures are reasonable and the documentation is appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for such loans existed, and the differences could be material.


                                        /s/ Marcum & Kliegman LLP

August 12, 1998

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                             June 30, 1998 and 1997


                                     ASSETS

                                                           1998            1997
                                                       ------------    ------------
Loans receivable                                       $ 41,590,000    $ 33,249,206
Less: allowance for loan losses                            (295,000)       (325,000)
                                                       ------------    ------------

                                                         41,295,000      32,924,206

Cash and cash equivalents                                 1,755,429       1,853,032
Accrued interest receivable                                 516,110         408,165
Assets acquired in satisfaction of loans                    400,470         581,810
Receivables from debtors on sales of assets acquired
  in satisfaction of loans                                  451,222         488,493
Equity securities                                           629,179         436,181
Furniture, fixtures and leasehold improvements, net         102,247          90,214
Prepaid expenses and other assets                           250,081         243,920
                                                       ------------    ------------

    TOTAL ASSETS                                       $ 45,399,738    $ 37,026,021
                                                       ============    ============


   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                             June 30, 1998 and 1997


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                1998          1997
                                                            -----------   -----------
LIABILITIES
  Debentures payable to SBA                                 $ 8,880,000   $ 8,880,000
  Notes payable, banks                                       22,085,000    16,820,000
  Accrued expenses and other liabilities                        204,099       112,005
  Accrued interest payable                                      221,704       181,248
  Dividends payable                                             314,208           -0-
                                                            -----------   -----------


      TOTAL LIABILITIES                                      31,705,011    25,993,253
                                                            -----------   -----------


COMMITMENTS AND CONTINGENCIES


STOCKHOLDERS' EQUITY
  Series A, 3 percent cumulative preferred stock, $10 par
    value, 547,271 shares authorized, none outstanding              -0-           -0-
  Series B, 4 percent cumulative preferred stock, $10 par
    value, 752,729 shares authorized, none outstanding              -0-           -0-
  Common stock, $.01 par value: 2,000,000 shares
    authorized; 1,745,600 and 1,283,600 shares issued and
    outstanding, respectively                                    17,456        12,836
  Additional paid-in-capital                                 12,485,825     8,890,993
  Restricted capital                                            968,368     1,679,820
  Retained earnings                                              24,289       365,878
  Restricted retained earnings                                      -0-        25,000
  Unrealized gain on equity securities                          198,789        58,241
                                                            -----------   -----------


      TOTAL STOCKHOLDERS' EQUITY                             13,694,727    11,032,768


      TOTAL LIABILITIES AND STOCKHOLDERS'
      EQUITY                                                $45,399,738   $37,026,021
                                                            ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                        CONSOLIDATED STATEMENTS OF INCOME

                   For the Years Ended June 30, 1998 and 1997

                                                              1998           1997
                                                          -----------    -----------
INVESTMENT INCOME
  Interest on loans receivable                            $ 4,108,727    $ 3,660,825
  Fees and other income                                       497,729        362,970
                                                          -----------    -----------

      TOTAL INVESTMENT INCOME                               4,606,456      4,023,795
                                                          -----------    -----------

OPERATING EXPENSES
  Interest                                                  1,840,731      1,582,700
  Salaries and employee benefits                              495,889        469,060
  Legal fees                                                  336,700        307,127
  Miscellaneous administrative expenses                       739,875        604,347
  Loss on assets acquired in satisfaction of loans, net        14,649          8,923
  Directors' fee                                               52,050         27,500
  Bad debt expense                                            227,748            -0-
                                                          -----------    -----------

      TOTAL OPERATING EXPENSES                              3,707,642      2,999,657
                                                          -----------    -----------

      OPERATING INCOME                                        898,814      1,024,138
                                                          -----------    -----------

OTHER INCOME (EXPENSES)
  (Write-off) gain of noncash receivable                      (25,000)        25,000
  Net gain (loss) from rental activities                        6,125        (11,233)
  Recoveries                                                   57,673         11,118
                                                          -----------    -----------

      TOTAL OTHER INCOME                                       38,798         24,885
                                                          -----------    -----------

      NET INCOME BEFORE INCOME TAXES                          937,612      1,049,023

INCOME TAXES                                                    3,271         28,676
                                                          -----------    -----------

      NET INCOME                                          $   934,341    $ 1,020,347
                                                          ===========    ===========

WEIGHTED AVERAGE SHARES OUTSTANDING                         1,518,969      1,283,600
                                                          ===========    ===========

NET INCOME PER COMMON SHARE                                     $0.62          $0.79
                                                                =====          =====

   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                   For the Years Ended June 30, 1998 and 1997

                                                              Series A      Series B
                                               Shares of      Preferred    Preferred      Shares of     Common
                                               Preferred     Stock - 3%    Stock - 4%      Common        Stock       Additional
                                                 Stock       Cumulative    Cumulative       Stock      $0.01 Par      Paid-In
                                              Outstanding      $10 Par      $10 Par      Outstanding     Value        Capital
                                              -----------      -------      -------      -----------     -----        -------
BALANCE, July 1, 1996                             -0-           $ -0-        $  -0-       1,283,600     $12,836     $ 8,179,545


Transfer of restricted capital                    -0-             -0-           -0-             -0-         -0-         711,448
Dividends paid                                    -0-             -0-           -0-             -0-         -0-             -0-
Net income                                        -0-             -0-           -0-             -0-         -0-             -0-
Unrealized gain on equity
 securities                                       -0-             -0-           -0-             -0-         -0-             -0-
                                                -----           -----         -----       ----------    -------     -----------

BALANCE, June 30, 1997                            -0-             -0-           -0-       1,283,600      12,836       8,890,993

Transfer of restricted
 capital                                          -0-             -0-           -0-             -0-         -0-         711,452
Dividends declared                                -0-             -0-           -0-             -0-         -0-             -0-
Net income                                        -0-             -0-           -0-             -0-         -0-             -0-
Unrealized gain on equity
 securities                                       -0-             -0-           -0-             -0-         -0-             -0-

Proceeds from sale of
common stock,  net of
direct   costs                                    -0-             -0-           -0-         462,000       4,620       2,883,380
                                                -----           -----         -----       ---------     -------     -----------

BALANCE, June 30, 1998                            -0-           $ -0-         $ -0-       1,745,600     $17,456     $12,485,825
                                                =====           =====         =====       =========     =======     ===========



                                                                                           Unrealized
                                                                             Restricted     Gain on
                                              Restricted       Retained       Retained      Equity
                                                Capital        Earnings       Earnings     Securities       Total
                                                -------        --------       --------     ----------       -----
BALANCE, July 1, 1996                         $2,391,268     $   317,186      $    -0-      $    -0-     $10,900,835


Transfer of restricted capital                  (711,448)            -0-           -0-           -0-             -0-
Dividends paid                                       -0-        (946,655)          -0-           -0-        (946,655)
Net income                                           -0-         995,347        25,000           -0-       1,020,347
Unrealized gain on equity
 securities                                          -0-             -0-           -0-        58,241          58,241
                                              ----------     -----------      --------      --------     -----------

BALANCE, June 30, 1997                         1,679,820         365,878        25,000        58,241      11,032,768

Transfer of restricted
 capital                                        (711,452)            -0-           -0-           -0-             -0-
Dividends declared                                   -0-      (1,300,930)          -0-           -0-      (1,300,930)
Net income                                           -0-         959,341       (25,000)          -0-         934,341
Unrealized gain on equity
 securities                                          -0-             -0-           -0-       140,548         140,548

Proceeds from sale of
common stock,  net of
direct   costs                                       -0-             -0-           -0-           -0-       2,888,000
                                              ----------     -----------      --------      --------     -----------

BALANCE, June 30, 1998                        $  968,368     $    24,289      $    -0-      $198,789     $13,694,727
                                              ==========     ===========      ========      ========     ===========

   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                   For the Years Ended June 30, 1998 and 1997

                                                                        1998            1997
                                                                    ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                        $    934,341    $  1,020,347
                                                                    ------------    ------------
  Adjustments to reconcile net income
    to net cash provided by operating activities:
    Depreciation and amortization                                         49,890          53,546
    Write-off (gain) on noncash receivable                                25,000         (25,000)
    Increase in accrued interest receivable                             (107,945)       (114,078)
    Increase in prepaid expenses and other assets                        (30,616)        (27,318)
    Decrease (increase) in accrued expenses and other liabilities         92,096         (28,893)
    Increase (decrease) in accrued interest payable                       40,456         (15,204)
                                                                    ------------    ------------

      TOTAL ADJUSTMENTS                                                   68,881        (156,947)
                                                                    ------------    ------------

      NET CASH PROVIDED BY OPERATING
        ACTIVITIES                                                     1,003,222         863,400
                                                                    ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Net change in loans receivable, assets acquired in
    satisfaction of loans and receivables from debtors
    on sales of assets acquired in satisfaction of loans              (8,177,183)     (9,062,902)
  Payments for building improvements on assets
    acquired in satisfaction of loans                                        -0-         (13,974)
  Purchases of equity securities                                         (52,450)       (243,040)
  Acquisition of furniture, fixtures and leasehold
    improvements                                                         (37,468)        (18,530)
                                                                    ------------    ------------

      NET CASH USED IN INVESTING ACTIVITIES                           (8,267,101)     (9,338,446)
                                                                    ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from notes payable, banks, net                              5,265,000      10,195,000
  Payments for loan costs                                                    -0-         (15,050)
  Proceeds from debentures payable to SBA                                    -0-         430,000
  Repayment of debentures payable to SBA                                     -0-        (408,000)
  Net proceeds from sale of common stock                               2,888,000             -0-
  Dividends paid                                                        (986,724)       (946,655)
                                                                    ------------    ------------

      NET CASH PROVIDED BY FINANCING
        ACTIVITIES                                                  $  7,166,276    $  9,255,295
                                                                    ------------    ------------

   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   For the Years Ended June 30, 1998 and 1997

                                                                  1998           1997
                                                              -----------    -----------
NET (DECREASE) INCREASE IN CASH AND CASH
  EQUIVALENTS                                                 $   (97,603)   $   780,249


CASH AND CASH EQUIVALENTS - Beginning                           1,853,032      1,072,783
                                                              -----------    -----------


CASH AND CASH EQUIVALENTS - Ending                            $ 1,755,429    $ 1,853,032
                                                              ===========    ===========


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash paid during the years for:
  Interest                                                    $ 1,840,276    $ 1,597,904
  Income taxes                                                $     8,048         31,260

Noncash investing and financing activities:
  Conversion of loans to assets acquired in
    satisfaction of loans                                     $    26,090    $   140,914

  Exchange of preferred stock for a note resulting in
    a noncash gain of $25,000                                        $-0-    $   125,000

  Unrealized gain on equity securities                        $   140,548    $    58,241

  Transfer of restricted capital                              $   711,452    $   711,448

  On June 22, 1998, the Company declared a cash dividend of
    $0.18 per common share which was paid on July 7, 1998     $   314,208    $       -0-

   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                                SCHEDULE OF LOANS

                                  June 30, 1998

                                                                                   Maturity
                                           Number             Interest               Dates                Balance
Type of Loan                              of Loans             Rates              (In Months)           Outstanding
------------                              --------             -----              -----------           -----------
New York City:
  Taxi medallion                               99            8.25 - 12%             1 - 119             $18,862,618
  Radio car service                            49               1 - 15%              1 - 59                 298,976

Chicago:
  Taxi medallion                              415            12 - 16.5%             21 - 48              13,557,342

Boston:
  Taxi medallion                               16              10 - 14%             33 - 89                 990,086

Miami:
  Taxi medallion                               30            13 - 16.5%           112 - 120               1,480,459

Other loans:
  Restaurant                                    2              10 - 12%              1 - 66                 260,329
  Hairdresser                                   2                   12%                   7                 122,461
  Car wash                                      1                 11.5%                  36                 220,292
  Ambulance service                             1                 10.5%                   6                   9,952
  Bagel store                                   1                   14%                  43                  29,614
  Dry cleaner                                  13            10 - 14.5%            43 - 121               1,382,032
  Laundromat                                   11               9 - 15%             24 - 72               1,751,619
  Grocery/deli                                  3            12.5 - 13%             31 - 64                 794,019
  Financial services                            1                   14%                   1                   9,980
  Black car service (real property)             1                   12%                   5                 223,815
  Auto sales                                    4            10.5 - 13%              1 - 49                 856,942
  Registered investment advisor                 1                   14%                  97                 169,012
  Embroidery manufacturer                       1                   12%                  59                  96,000
  Theater                                       1                   16%                  59                 174,452
  Retirement home                               1                   15%                  84                 300,000
                                              ---                                                       -----------
      Total Loans Receivable                  653                                                        41,590,000
                                              ===
      Less: Allowance for Loan
 Losses                                                                                                    (295,000)
                                                                                                        -----------
      Loans Receivable, Net                                                                             $41,295,000
                                                                                                        ===========

   The accompanying notes are an integral part of these financial statements.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - Organization and Summary of Significant Accounting Policies

     Organization and Principal Business Activity

     Elk Associates Funding Corporation (the "Company"), a New York corporation, is licensed by the Small Business Administration ("SBA") to operate as a Small Business Investment Company ("SBIC") under the Small Business Investment Act of 1958, as amended. The Company has also registered as an investment company under the Investment Company Act of 1940.

     The Company primarily makes loans and investments to persons who qualify under SBA regulations as socially or economically disadvantaged and loans and investments to entities which are at least 50 percent owned by such persons.

     Effective February 21, 1997, the SBA approved the Company's election to provide nondisadvantaged business financing to small business concerns pursuant to SBA regulations and letter of agreement with the Company (see
     Note 12).

     Loans and the Allowance for Loans Losses

     Loans are stated at cost, net of participation with other lenders, less an allowance for possible losses. This amount represents the fair value of such loans as determined in good faith by the Board of Directors. The allowance for loan losses is maintained at a level that, in the Board of Directors' judgement, is adequate to absorb losses inherent in the portfolio. The allowance for loan losses is reviewed and adjusted periodically by the Board of Directors on the basis of available information, including the fair value of the collateral held, existing risk of individual credits, past loss experience, the volume, composition and growth of the portfolio, and current and projected economic conditions. Because of the inherent uncertainty in the estimation process, the estimated fair values of the loans may differ significantly from the values that would have been used had a ready market existed for such loans and the differences could be material. As of June 30, 1998 and 1997, approximately 85% and 87%, respectively, of all loans are collateralized by New York City, Boston, Chicago, and Miami taxicab medallions.

     Accounting Standard for Impairment of Loans

     Pursuant to Statement of Financial Accounting Standards ("SFAS") No. 114 as amended by SFAS No. 118, "Accounting by Creditors for Impairment of a Loan
     - Income Recognition and Disclosure", a loan is determined to be impaired if it is probable that the contractual amounts due will not be collected in accordance with the terms of the loan. The SFAS generally requires that impaired loans be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. As all of the Company's loans are collateral dependent, impairment is measured based on the fair value of the collateral. If the fair value of the impaired loan is less than the recorded investment in the loan (including accrued interest, net of deferred loan fees or costs, and unamortized premium or discount) the Company recognized an impairment by creating a valuation allowance with a corresponding charge to the provision for loan losses. The Company

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - Organization and Summary of Significant Accounting Policies, continued

     Accounting Standard for Impairment of Loans, continued

     individually evaluates all loans for impairment. See Note 3 for further discussion.

     Loans Receivable

     Loans are placed on nonaccrual status once they become 180 days past due as to principal or interest. In addition, loans that are not fully collateralized and in the process of collection are placed on nonaccrual status when, in the judgement of management, the ultimate collectibility of interest and principal is doubtful.

     Cash and Cash Equivalents

     For the purposes of the statement of cash flows, the Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

     The Company has cash balances in banks in excess of the maximum amount insured by the FDIC as of June 30, 1998 and 1997.

     Income Taxes

     The Company has elected to be taxed as a Regulated Investment Company under the Internal Revenue Code. A Regulated Investment Company will generally not be taxed at the corporate level to the extent its income is distributed to its shareholders. In order to be taxed as a Regulated Investment Company, the Company must pay at least 90 percent of its net investment company taxable income to its shareholders as well as meet other requirements under the Code. In order to preserve this election for fiscal 1998, the Company intends to make the required distributions to its stockholders in accordance with applicable tax rules.

     Depreciation and Amortization

     Depreciation  and   amortization  of  furniture,   fixtures  and  leasehold
     improvements is computed on the straight-line method at rates adequate to allocate the cost of applicable assets over their expected useful lives.

     Net Income per Share

     During the year ended June 30, 1998, the Company adopted the provision of Statements of Financial Accounting Standards No. 128 "Earnings per Share" ("SFAS No. 128"). SFAS No. 128 eliminates the presentation of primary and fully dilutive earnings per share ("EPS") and requires presentation of basic and diluted EPS. Basic EPS is computed by dividing income (loss) available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS is based on the weighted-average number of shares of common stock and common stock equivalents outstanding at year end. Common stock equivalents have been excluded from the weighted-average shares for 1998 and 1997, as inclusion is anti-dilutive. All prior period EPS data has been restated to conform to the new pronouncement.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - Organization and Summary of Significant Accounting Policies, continued

     Loan Costs

     Loan costs are included in prepaid expenses and other assets. Amortization of loan costs is computed on the straight-line method over ten (10) years. At June 30, 1998 and 1997, loan costs amounted to $153,786 and $178,241, respectively, net of accumulated amortization of $90,195 and $65,750, respectively. Amortization expense for the year ended June 30, 1998 and 1997 was $24,455 and $23,283, respectively.

     Assets Acquired in Satisfaction of Loans

     Assets acquired in satisfaction of loans are carried at estimated fair value less selling costs. Losses incurred at the time of foreclosure are charged to the allowance for loan losses. Subsequent reductions in estimated net realizable value are recorded as losses on assets acquired in satisfaction of loans.

     Interest Rate Cap

     At March 20, 1997, the Company was a party to one $5 million notional interest rate cap. This cap, which expires on March 20, 1999, was purchased by the Company to protect it from the impact of upward movements in interest rates related to its outstanding bank debt. The cap provided interest rate protection in the event that the three month LIBOR rate exceeded 6.75 percent. The premium paid for the purchase of this cap was amortized over its life as an adjustment of interest expense. Payments received under this cap would be credited to interest expense.

     Consolidation

     The consolidated financial statements include the accounts of EAF Holding Corporation ("EAF"), a wholly-owned subsidiary of the Company. All intercompany transactions have been eliminated. EAF was formed in June 1992 and began operations in December 1993. The purpose of EAF is to own and operate certain real estate assets acquired in satisfaction of loans.

     Use of Estimates in the Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that are particularly susceptible to change relate to the determination of the allowance for loan losses and the fair value of financial instruments.

     Reclassification

     Certain accounts in the prior year financial statements have been reclassified for comparative purposes to conform with the presentation in the current year financial statements. These reclassifications have no effect on previously reported income.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 2 - Assets Acquired in Satisfaction of Loans

     During the years ended June 30, 1998 and 1997, the carrying value of Assets Acquired in Satisfaction of Loans increased by additions of approximately $26,000 and $141,000, respectively, and recoup on sales of assets previously sold of approximately $43,000 and -0-, respectively, and decreased by sales and cash payments of approximately $238,000 and $-0- and write-offs of approximately $13,000 and $-0-, respectively.

     Sales of assets acquired in satisfaction of loans for the years ended June 30, 1998 and 1997, included approximately $193,000 and $-0- of real estate and $45,000 and $-0- of radio car rights, respectively.

     Receivables from Debtors on Sales of Assets Acquired in Satisfaction of Loans represent loans to borrowers arising out of the sales of defaulted assets. Pursuant to an SBA regulation, these loans are presented separately in the accompanying consolidated balance sheets.

NOTE 3 - Loans Receivable

     All loans on nonaccrual status have been classified as impaired. The Company recognizes interest income on a cash basis on these loans if the principal is fully secured. However, where there is doubt regarding the ultimate collectibility of the loan principal, cash receipts, whether designated as principal or interest, are applied to reduce the carrying value of the loan. The Company has loans totaling approximately $569,000 and $87,000 at June 30, 1998 and 1997, respectively, which are still accruing interest but are not performing according to the terms of the contract and accordingly these loans are impaired under SFAS 114 as amended by SFAS 118. At June 30, 1998 and 1997, approximately $546,000 and $41,000, respectively, of these loans were fully collateralized as to principal and interest. Interest income recorded during the years ended June 30, 1998 and 1997 totaled approximately $35,000 and $3,000, respectively, for such loans.

     The following table sets forth certain information concerning impaired loans as of June 30, 1998 and 1997:

                                                           1998           1997
                                                         --------       --------
     Impaired loans with an allowance                    $174,952       $260,127

     Impaired loans without an allowance                  571,896         41,227
                                                         --------       --------

     Total impaired loans                                $746,848       $301,354
                                                         ========       ========

     Allowance for impaired loans                        $150,626       $178,000
                                                         ========       ========

     Average balance of impaired loans                   $524,101       $497,521
                                                         ========       ========

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 3 - Loans Receivable, continued


Transactions in the allowance for loan losses are summarized as follows:

     Balance, July 1, 1996                                       $ 301,000

     Additions - net                                                24,000
                                                                 ---------
     Balance, June 30, 1997                                        325,000

     Write-off, net                                                (30,000)
                                                                 ---------
     Balance, June 30, 1998                                      $ 295,000
                                                                 =========

NOTE 4 - Equity Securities

     Equity securities consisted of the following as of June 30, 1998:

                                         Chicago         Miami        Investment       Dry        Grocery
                                         Taxicab        Taxicab        Advisory      Cleaner        and
                                        Medallions     Medallions        Firm        Company       Market        Total
                                        ----------     ----------        ----        -------       ------        -----

     Balance, July 1, 1996               $200,900        $   -0-        $20,000      $14,000     $     -0-      $234,900

     Purchase of securities               121,825         21,215            -0-          -0-       100,000       243,040

     Sale of securities                       -0-            -0-            -0-          -0-      (100,000)     (100,000)

     Unrealized gain                       58,241            -0-            -0-          -0-           -0-        58,241
                                         --------        -------        -------      -------     ---------      --------

     Balance, June 30, 1997               380,966         21,215         20,000       14,000           -0-       436,181

     Purchase of securities                39,100          5,265         50,000       14,000           -0-       108,365

     Sale of securities                   (50,936)        (4,979)           -0-          -0-           -0-       (55,915)

     Unrealized gain                       75,297         65,251            -0-          -0-           -0-       140,548
                                         --------        -------        -------      -------     ---------      --------

     Balance, June 30, 1998              $444,427        $86,752        $70,000      $28,000     $     -0-      $629,179
                                         ========        =======        =======      =======     =========      ========

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 4 - Equity Securities, continued

     At June 30, 1998, the fair value of the Chicago Taxicab Medallions and the Miami Taxicab Medallions was increased resulting in an unrealized gain. The fair value of the other equity securities approximated cost. At June 30, 1997, the fair value of the Chicago Taxicab Medallions was increased resulting in an unrealized gain. The fair value of the other equity securities approximated cost.


NOTE 5 - Debentures Payable to SBA

     At June 30, 1998 and 1997 debentures payable to the SBA consist of subordinated debentures with interest payable semiannually, as follows:

                                              Current          1998            1997
                                             Effective       Principal       Principal
       Issue Date          Due Date        Interest Rate      Amount          Amount
     --------------     --------------     -------------     ---------      ----------
     September 1993     September 2003         3.12(1)       $1,500,000     $1,500,000
     September 1993     September 2003         6.12           2,220,000      2,220,000
     September 1994     September 2003         8.20           2,690,000      2,690,000
     December 1995      December 2005          6.54           1,020,000      1,020,000
     June 1996          June 2006              7.71           1,020,000      1,020,000
     March 1997         March 2007             7.38(2)          430,000        430,000
                                                             ----------     ----------

                                                             $8,880,000     $8,880,000
                                                             ==========     ==========

     (1)  Interest rate increases to 6.12% on September 30, 1998

     (2) The Company is also required to pay an additional annual user fee of 1% on this debenture

     Under the terms of the subordinated debentures, the Company may not repurchase or retire any of its common stock or make any distributions to its stockholders other than dividends out of retained earnings (as computed in accordance with SBA regulations) without the prior written approval of the SBA.

NOTE 6 - Notes Payable to Banks

     At June 30, 1998 and 1997, the Company had loan agreements with four banks for lines of credit aggregating $33,500,000 and $20,000,000, respectively. At June 30, 1998 and 1997, the Company had $22,085,000 and $16,820,000,
     respectively outstanding under these lines. The loans which mature at various dates through November 30, 1998 bear interest based on the Company's choice of the lower of either the reserve adjusted LIBOR rate plus 150 basis points or the bank's prime rates including certain fees which make the effective rates range from approximately prime minus 1/4% to prime minus 1/2%. Upon maturity, the Company anticipates extending the lines of credit for another year as has been the practice in previous years.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 6 - Notes Payable to Banks, continued

     Pursuant to the terms of the agreements the Company is required to comply with certain terms, covenants and conditions. The Company pledged its loans receivable and other assets as collateral for the above lines of credit and since January, 1998 is required to maintain compensating balances of 5%. Prior to January, 1998 and for 1997, the Company was required to maintain 10% compensating balances with each bank. At June 30, 1998 and 1997, average compensating balances of $1,104,250 and $1,682,000, respectively, were maintained by the Company in accordance with these agreements.

NOTE 7 - Preferred Stock

     At June 30, 1995, the Company had 547,271 shares of 3 percent preferred stock issued to the SBA. Cumulative dividends not declared or paid as of June 30, 1995 were approximately $533,000. During August 1995, the Company completed the repurchase of all such shares of preferred stock from the SBA pursuant to a preferred stock repurchase agreement dated November 10, 1994. Pursuant to this agreement, the Company repurchased all 547,271 shares of 3 percent cumulative preferred stock from the SBA for $3.50 per share, or an aggregate of $1,915,449. The repurchase price was at a substantial discount to the original issuance price of $10 per share. In connection with the repurchase, all dividends in arrears on the preferred shares were extinguished.

     As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in a newly established restricted capital surplus account. The surplus account is equal to the amount of the net repurchase discount. The initial value of the liquidating interest was $3,557,261 which is being amortized over a 60-month period on a straight-line basis. Should the Company be in default under the repurchase agreement at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default is cured or waived. The liquidating interest shall expire on
     (I) sixty months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is fully amortized. Should the Company voluntarily or involuntarily liquidate prior to the amortization of the liquidating interest, any assets which are available, after the payment of all debts of the Company, shall be distributed first to the SBA until the fair market value of such assets is equal to the amount of the liquidating interest. Such payment, if any, would be prior in right to any payments made to the Company's shareholders. The remaining amount restricted under this agreement at June 30, 1998 and 1997 was approximately $968,000 and $1,680,000, respectively.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 7 - Preferred Stock, continued

     During 1992, the Company authorized the issuance of 752,729 shares of a new Series B cumulative preferred stock with a 4 percent dividend and a $10 par value. All preferred shares are restricted solely for issuance to the SBA. No sales of the Series B preferred shares have occurred to date. On September 30, 1996, Congress passed a law that in effect prevents the SBA from making any further purchase of 4% preferred stock from any specialized small business investment company. Accordingly, the Company does not anticipate being able to sell any of its authorized Series B Cumulative Preferred Stock in the future.

NOTE 8 - Common Stock

     On June 22, 1998, the Company declared a cash dividend of $0.18 per common share, or a total of $314,208, and paid July 7, 1998.

     During 1998, the Company completed the sale, as part of a private placement offering, of 462,000 shares of common stock. Total proceeds from the sale of common stock amounted to $2,888,000 net of directly related expenses of $115,000.

NOTE 9 - Income Taxes

     The provision for income taxes for the years ended June 30, 1998 and 1997 consists of the following:

                                                  1998               1997
                                                --------           --------
     Federal (benefit)                          $ (1,014)          $  4,568
     State and city                                4,285             24,108
                                                --------           --------
                                                $  3,271           $ 28,676
                                                ========           ========

NOTE 10 - Related Party Transactions

     The Company paid $43,234 and $43,645 to a related law firm for the years ended June 30, 1998 and 1997, respectively, for the services provided. The Company generally charges its borrowers loan origination fees to generate income to offset expenses incurred by the Company for legal fees paid by the company for loan closing costs.

     The Company rents office space on a month-to-month basis from an affiliated entity without a formal lease agreement. Rent expense amounted to $39,600 for both the years ended June 30, 1998 and 1997.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 11 - Commitments

     On June 8, 1998, the Company entered into a $10,000,000 interest rate Swap transaction with a bank. This Swap transaction was entered into to protect the Company from an upward movement in interest rates relating to outstanding bank debt. The Swap transaction calls for a fixed rate of 5.86% for the Company and if the floating one month LIBOR rate is below the fixed rate then the Company is obligated to pay the bank for the difference in rates. When the one month LIBOR rate is above the fixed rate then the bank is obligated to pay the Company for the differences in rates. This transaction expires on June 8, 2001.

     At June 30, 1998 and 1997, the Company had commitments to make loans totaling $2,568,000 and $1,190,282, respectively, at interest rates ranging from 9.5% to 16%.

NOTE 12 - Regulatory Matters

     The Company entered into an agreement with the SBA, subject to certain regulatory limitations, on September 9, 1993. As part of the agreement, the Company agreed to limit the aggregate amount of its senior indebtedness, consisting of bank debt and the SBA debentures, to certain specific levels based upon performing assets; the Company agreed to grant the SBA a subordinate lien on the Company's assets and to have the Company's notes maintained by a separate custodian; and the Company agreed to provide periodic financial reports to the SBA on a quarterly basis.

     Effective February 21, 1997, the SBA approved the Company's election to provide non-disadvantaged business financing to small business concerns pursuant to SBA regulations and letter of agreement with the Company, subject to amending the Company's certificate of incorporation to make such financings. The Company's stockholders approved the amendment to the certificate of incorporation, which amendment was filed on February 27, 1997 (see Note 1).

NOTE 13 - Fair Value of Financial Instruments

     The following disclosures represent the Company's best estimate of the fair value of financial instruments, determined on a basis consistent with requirements of Statement of Financial Accounting Standards No. 107, "Disclosure about Fair Value of Financial Instruments".

     The estimated fair values of the Company's financial instruments are derived using estimation techniques based on various subjective factors including discount rates. Such estimates may not necessarily be indicative of the net realizable or liquidation values of these instruments. Fair values typically fluctuate in response to changes in market or credit conditions. Additionally, valuations are presented as of a specific point in time and may not be relevant in relation to the future earnings potential of the Company. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company will realize in a current market exchange.

                ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 13 - Fair Value of Financial Instruments, continued

     The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Loans Receivable - The fair value of loans is estimated at cost net of the allowance for loan losses. The Company believes that the rates of these loans approximate current market rates (see Note 3).

     Equity Securities - The Company's equity securities consist of investments in corporations who own and operate Chicago Taxicab Medallions (71%), two investment advisory firms (11%), a dry cleaner (4%), and Miami Taxicab Medallions (14%) (see Note 4).

     Debentures Payable to Small Business Administration - The fair value of debentures as of June 30, 1998 was approximately $9,035,000 and was estimated by discounting the expected future cash flows using the current rate at which the SBA has extended similar debentures to the Company (see
     Note 5).

     The fair value of financial instruments that are short-term or reprice frequently and have a history of negligible credit losses is considered to approximate their carrying value. Those instruments include balances recorded in the following captions:

                    ASSETS                                  LIABILITIES
                    ------                                  -----------
     Cash                                               Notes payable, banks
     Accrued interest receivable                        Accrued interest payable
     Assets acquired in satisfaction of loans
     Receivables from debtors on sales of
       assets acquired in satisfaction of loans

NOTE 14 - Defined Contribution Plan

     On April 15, 1996 the Company adopted a simplified employee pension plan covering all eligible employees of the Company. Contributions to the plan are at the discretion of the Board of Directors. During the years ended June 30, 1998 and 1997, contributions amounted to $63,435 and $58,805, respectively.